File Nos. 33-39379
                                                                      811-6289
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre-Effective Amendment No.                                       [ ]


     Post-Effective Amendment No. 6                                    [X]


                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]


     Amendment No. 6                                                   [X]



                       (Check appropriate box or boxes.)

                   DREYFUS EDISON ELECTRIC INDEX FUND, INC.
              (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                          Daniel C. Maclean III, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b)
     ----
           on     (date)      pursuant to paragraph (b)
     ----
           60 days after filing pursuant to paragraph (a)(i)
     ----


      X    on March 1, 1996 pursuant to paragraph (a)(i)
     ----


           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1995 was filed on December 28, 1995.



                   DREYFUS EDISON ELECTRIC INDEX FUND, INC.
                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                       Page
_________      _______                                       ____


   1           Cover Page                                     Cover

   2           Synopsis                                       3

   3           Condensed Financial Information                3

   4           General Description of Registrant              4, 13

   5           Management of the Fund                         6

   5(a)        Management's Discussion of Fund's Performance  *

   6           Capital Stock and Other Securities             13

   7           Purchase of Securities Being Offered           7

   8           Redemption or Repurchase                       8

   9           Pending Legal Proceedings                      *



Items in
Part B of
Form N-1A
---------


   10          Cover Page                                     Cover

   11          Table of Contents                              Cover

   12          General Information and History                B-17

   13          Investment Objectives and Policies             B-2

   14          Management of the Fund                         B-5

   15          Control Persons and Principal                  B-8
               Holders of Securities

   16          Investment Advisory and Other                  B-9
               Services


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                   DREYFUS EDISON ELECTRIC INDEX FUND, INC.
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____


   17          Brokerage Allocation                           B-16

   18          Capital Stock and Other Securities             B-17

   19          Purchase, Redemption and Pricing               B-12, B-12
               of Securities Being Offered

   20          Tax Status                                     B-15

   21          Underwriters                                   B-12

   22          Calculations of Performance Data               B-16

   23          Financial Statements                           B-19



Items in
Part C of
Form N-1A
_________


   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-3
               Common Control with Registrant

   26          Number of Holders of Securities                C-3

   27          Indemnification                                C-3

   28          Business and Other Connections of              C-3
               Investment Adviser

   29          Principal Underwriters                         C-11

   30          Location of Accounts and Records               C-14

   31          Management Services                            C-14

   32          Undertakings                                   C-14



_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.



PROSPECTUS                                                      MARCH 1, 1996
DREYFUS EDISON ELECTRIC INDEX FUND, INC.



        DREYFUS EDISON ELECTRIC INDEX FUND, INC. (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS AN INDEX FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS IN THE AGGREGATE OF INVESTOR-OWNED COMPANIES ENGAGED IN THE GENERATION, TRANSMISSION OR DISTRIBUTION OF ELECTRIC ENERGY, AS REPRESENTED BY AN INDEX COMPRISING THE COMMON STOCKS OF COMPANIES THAT ARE MEMBERS OF THE EDISON ELECTRIC INSTITUTE ("EEI"). THE FUND IS NOT SPONSORED BY EEI.


        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY.


        The Dreyfus Corporation ("Dreyfus") serves as the Fund's Manager. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."



        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS THAT MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
                             TABLE OF CONTENTS


                                                                       Page
           Annual Fund Operating Expenses....................            3
           Condensed Financial Information...................            3
           Description of the Fund...........................            4
           Management of the Fund............................            6
           How to Buy Fund Shares............................            7
           How to Redeem Fund Shares.........................            8
           Shareholder Services..............................            10
           Shareholder Services Plan.........................            11
           Dividends, Distributions and Taxes................            11
           Performance Information...........................            12
           General Information...............................            13
           Appendix..........................................            14


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
  Page 1
        [This Page Intentionally Left Blank]
  Page 2


                ANNUAL FUND OPERATING EXPENSES
                (as a percentage of average daily net assets)
    Management Fee ..............................................................................25%
    Other Expenses...............................................................................55%
    Total Fund Operating Expenses ...............................................................80%
EXAMPLE:                                         1 YEAR         3 YEARS       5 YEARS         10 YEARS
    You would pay the following
    expenses on a $1,000 investment, assuming
    (1) 5% annual return and (2) redemption at
    the end of each time period:                   $8             $26            $44            $99


        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund," "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Shareholder Services Plan."


                    CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                       FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                                  Year Ended October 31,
                                                                     --------------------------------------
                                                                      1992(1)      1993       1994        1995
                                                                     -------     -------    -------     -------
PER SHARE DATA:
  Net asset value, beginning of year..........................        $12.50      $13.05    $14.69      $11.27
                                                                     -------     -------    -------     -------
  Investment Operations:
  Investment income--net .....................................        .60          .62         .72        .72
  Net realized and unrealized gain (loss) on investments......        .51         1.66      (3.23)      2.04
                                                                     -------     -------    -------     -------
  Total from Investment Operations............................        1.11          2.28      (2.51)      2.76
                                                                     -------     -------    -------     -------
  Distributions:
  Dividends from investment income-net........................       (.56)         (.63)      (.70)      (.75)
  Dividends from net realized gain on investments.............         .--        (.01)      (.21)        .--
                                                                     -------     -------    -------     -------
  Total Distributions.........................................         (.56)      (.64)        (.91)    (.75)
                                                                     -------     -------    -------     -------
  Net asset value, end of year................................        $13.05      $14.69    $11.27      $13.28
                                                                     =======     =======    =======     =======
Total Investment Return.......................................        9.11%(2)   17.71%      (17.41%)   25.34%
Ratios / Supplemental Data:
  Ratio of expenses to average net assets ....................         .24%(2)    .75%        .74%       .80%
  Ratio of net investment income to average net assets .......        5.31%(2)    4.80%      5.66%      6.72%
  Decrease reflected in above expense ratios due to undertakings       .95%(2)     .09%       .--        .--
  Portfolio Turnover Rate.....................................        2.76%(2)   14.14%      8.92%     59.75%
  Net Assets, end of year (000's omitted).....................        $36,861    $117,835    $71,587    $79,993
(1) From December 6, 1991 (commencement of operations) to October 31, 1992.
(2) Not annualized.


    Page 3
        Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                                     DESCRIPTION OF THE FUND


INVESTMENT OBJECTIVE



        The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate of investor-owned companies engaged in the production, transmission or distribution of electric energy, as represented by an index comprising the common stocks of companies that are members of EEI (the "Index"). It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.



MANAGEMENT POLICIES
        The Fund attempts to duplicate the investment results of the Index, which is composed of approximately ___ publicly-traded common stocks of EEI member companies. EEI is a trade association representing ___ investor-owned companies engaged in the generation, transmission and distribution of electric energy. EEI members generate approximately three-fourths of the nation's electricity and make up __% of the investor-owned segment of the United States electric utility industry. The Fund attempts to be fully invested at all times in the stocks that comprise the Index, and, in any event, at least 80% of the Fund's net assets will be so invested. Because the Fund's portfolio is concentrated in the securities of such companies, the shares of the Fund are particularly affected by developments in the electric utility industry. See "Investment Considerations and Risks" below.



        The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. However, no such stock will represent less than .10% of the Index regardless of such stock's relative total market capitalization. Because of this weighting, as of October 31, 1995, __% of the Index was composed of the ten largest companies in EEI. The Advisers generally select stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.


        No attempt is made to manage the Fund's portfolio in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which securities are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index. The composition of the Index will change only in response to changes in the composition of the publicly-traded common stocks of EEI member companies, such as when electric utility companies consolidate or join or resign from EEI.


        The Fund believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, particularly those affecting the electric utility indus-

  Page 4
try, and the timing of purchases and redemptions. In the future, the Fund's Board, subject to the approval of shareholders, may select or develop another index if such a standard of comparison is deemed to be more representative of the performance of the common stocks of EEI member companies.


        The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.


        From time to time to increase its income, the Fund may lend securities from its portfolio. See "Appendix_ Investment Techniques." When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper and repurchase agreements. See the Statement of Additional Information for a description of these instruments.



INVESTMENT CONSIDERATIONS AND RISKS



General _ The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management
Policies_Management Policies" in the Statement of Additional Information for a further discussion of certain risks.



Equity Securities _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.



          The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.



INVESTING IN THE ELECTRIC UTILITY INDUSTRY -- Because the Fund's portfolio is concentrated in the electric utility industry, the Fund is subject to greater risk of loss due to unfavorable developments associated with such industry than an investment company with a portfolio that is not so concentrated. In particular, the Fund will be affected by developments associated with investor-owned companies engaged in the production, transmission and distribution of electric energy that are members of EEI. Electric utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, and changes in the regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of investor-owned electric utility companies to operate such facilities, thus reducing such utility companies' earnings or resulting in losses. There also can be no assurance that regulatory policies or accounting standard changes will not negatively affect investor-owned electric utility companies' earnings or dividends.



Non-Diversified Status _ The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.



Simultaneous Investments _ Investment decisions for the Fund are made independently from those of the other accounts and investment companies advised by Dreyfus or Mellon Equity. However, if such

   Page 5
other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which the Fund invests, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


                                 MANAGEMENT OF THE FUND


ADVISERS -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of December 31, 1995, Dreyfus managed or administered approximately $__ billion in assets for more than 1.8 million investor accounts nationwide.



        Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.



        Dreyfus has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as the Fund's index fund manager. Mellon Equity, a registered investment adviser formed in 1957, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of Dreyfus. As of December 31, 1995, Mellon Equity and its employees managed approximately $__ billion in assets and serves as the investment adviser of __ other investment companies.



        Mellon Equity, subject to the supervision and approval of Dreyfus, provides the day-to-day management of the Fund's investments, as well as statistical information, under an Index Management Agreement with Dreyfus, subject to the overall authority of the Fund's Board in accordance with Maryland law.



        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus and Mellon Equity, Mellon managed more than $___ billion in assets as of December 31, 1995, including approximately $__ billion in proprietary mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $__ billion in assets, including approximately $___ billion in mutual fund assets.



          Pursuant to the terms of the Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .245 of 1% of the value of the Fund's average daily net assets. Under the Index Management Agreement, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the Fund's average daily net assets, which fee includes payment for the provision of custody services to the Fund by Boston Safe Deposit and Trust Company.



          Prior to November 13, 1995, Wells Fargo Nikko Investment Advisors ("WFNIA") served as the index fund manager pursuant to an Index Management Agreement with the Fund and Dreyfus served as the Fund's administrator pursuant to an Administration Agreement with the Fund. Pursuant to such agreements, for the fiscal year ended October 31, 1995, the Fund paid WFNIA and Dreyfus .10% and .15%, respectively, of the value of the Fund's average daily net assets.



        The imposition of the Fund's management fees, as well as other operating expenses, will have the effect of reducing investors' return and will affect the Fund's ability to track the Index exactly. From time to time, Dreyfus and/or Mellon Equity or one of their affiliates may waive receipt of their fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay Dreyfus and/or Mellon Equity or their affiliates
  Page 6
at a later time for any amounts which may be waived, nor will the Fund reimburse Dreyfus and/or Mellon Equity or their affiliates for any amounts which may be assumed.



        Dreyfus may pay the Fund's distributor for shareholder services from its own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers or others in respect of these services.



EEI _ Pursuant to an agreement with Dreyfus, EEI has agreed to provide certain statistical and factual information with respect to the companies which comprise EEI and the general economic condition of the electric utility industry. As compensation for such services, Dreyfus has agreed to pay EEI out of its own funds, including past profits or any other source available to it, a monthly fee at the annual rate of .075 of 1% of the value of the Fund's average daily net assets over $25 million. EEI has no responsibility with respect to the Fund's investments.



CUSTODIAN AND TRANSFER AGENT AND DIVIDEND DISBURSING AGENT -- Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108 ("Boston Safe"), is the custodian of the Fund's investments. Boston Safe is an indirect subsidiary of Mellon. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02903, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").



DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


                      HOW TO BUY FUND SHARES


        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. The Fund's shares are available for purchase by pension and profit-sharing plans. The Fund does not issue share certificates. The Fund reserves the right to reject any purchase order.


        The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Fund's Account Application.
        You may purchase Fund shares by check or wire. Checks should be made payable to "Dreyfus Edison Electric Index Fund, Inc." For subsequent investments, your Fund account number also should appear on the check. Payments which are mailed should be sent to Dreyfus Edison Electric Index Fund, Inc., P.O. Box 6647, Providence, Rhode Island 02940-6647, together with your investment slip or, when opening a new account, your Account Application. Payments to purchase shares for Dreyfus retirement plan accounts should be mailed to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900188278/Dreyfus Edison Electric Index Fund, Inc., for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and

   Page 7
promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."


        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000. Shares of funds in the Dreyfus Family of Funds then held by such employee benefit plans or programs will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


        Fund shares are sold on a continuous basis at the net asset value per share next determined after your order is received in proper form by the Transfer Agent or other agent. If an order is received in proper form by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a given day, Fund shares will be purchased at the net asset value determined as of such close of trading on that day. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the New York Stock Exchange on the next business day. To permit the Fund to invest your money as promptly as possible after receipt, thereby maximizing the Fund's ability to track the Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 3:00 p.m., New York time, on the day you want your purchase order to be effective.


        The Fund's net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                     HOW TO REDEEM FUND SHARES


GENERAL


        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the

   Page 8
shares at the next determined net asset value, which may be more or less than their original cost. To maximize the Fund's ability to track the Index, you are urged to transmit your redemption request so that it may be received by the Transfer Agent prior to 3:00 p.m., New York time, on the day you want your redemption request to be effective.


        The Fund imposes no charge when shares are redeemed. Securities dealers, banks and other financial institutions may charge their clients a nominal fee for effecting redemptions of Fund shares.


        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in accordance with the procedures described below, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE
OF YOUR PURCHASE CHECK OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE
PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES


          You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed the Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege or the Telephone Redemption Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.


  Page 9
REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL
BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges
Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guarantee request.
WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day)made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
                     SHAREHOLDER SERVICES
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This Privilege may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days

   Page 10
following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. RETIREMENT PLANS -- The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

                     SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                DIVIDENDS, DISTRIBUTIONS AND TAXES


        The Fund ordinarily declares and pays dividends from its net investment income quarterly, and automatically reinvests them in additional Fund shares at net asset value or, at your option, pays them in cash. The Fund will make distributions from net realized securities gains, if any, generally once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest them in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.


        Dividends paid by the Fund out of net investment income and distributions from net realized short-term securities gains of the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. Depending on the composition of the Fund's income, a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of th e Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional shares. The Code provides that the net realized capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income and distributions from net realized short-term securities gains paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

  Page 11
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of the Fund believes that the Fund has qualified for the fiscal year ended October 31, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                      PERFORMANCE INFORMATION

        For the purpose of advertising, performance is calculated on the basis of average annual total return and/or total return.


        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other inv estments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from the Wilshire 5000 Index, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications. The Fund may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indices as reported in Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS AND INFLATION
(SBBI), 1982, updated annually in the SBBI YEARBOOK, Ibbotson Associates, Chicago. In its advertisements, the Fund also may cite the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors,

  Page 12
which currently exceeds $___ billion, and may refer to or discuss then-current or past economic or financial conditions, developments or events.
                       GENERAL INFORMATION
        The Fund was incorporated under Maryland law on March 20, 1991, and commenced operations on December 6, 1991. The Fund is authorized to issue 200 million shares of Common Stock, par value $.001 per share. Each share has one vote.
        Under the terms of a License Agreement between the Fund and EEI, EEI has granted the Fund a non-exclusive royalty free license to use the name "Edison Electric." The license is to continue for successive ten year periods, unless the Fund's investment objective is no longer to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate of investor-owned companies engaged in the generation, transmission or distribution of electric energy, as represented by an index comprising the common stocks of companies which are members of EEI at which time the Fund has agreed to cease its use of the name "Edison Electric."
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.


        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and
Canada, call 516-794-5452.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

   Page 13
                                 Appendix


Investment Techniques



Borrowing Money _ The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.



Lending Portfolio Securities _ The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities afford the Fund an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in portfolio a loan transaction breaches its agreement with the Fund.



  Page 14
          [This Page Intentionally Left Blank]
   Page 15
Edison
Electric
Index Fund, Inc.
Prospectus
Copy Rights 1996 Dreyfus Service Corporation
                                         114p8030196
Registration Mark
  Page 16







                     DREYFUS EDISON ELECTRIC INDEX FUND, INC.
                                      PART B
                       (STATEMENT OF ADDITIONAL INFORMATION)
                                  MARCH 1, 1996




       This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Edison Electric Index Fund, Inc. (the "Fund"), dated March 1, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:



              Call Toll Free 1-800-645-6561
              In New York City -- Call 1-718-895-1206
              Outside the U.S. and Canada -- Call 516-794-5452





       The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as Fund's index fund manager and provide day-to-day management of the Fund's investments. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."


       Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                               TABLE OF CONTENTS

                                                                      Page


Investment Objective and Management Policies. . . . . . . . . . . . . B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . B-5
Management Arrangements . . . . . . . . . . . . . . . . . . . . . . . B-9
Shareholder Services Plan . . . . . . . . . . . . . . . . . . . . . . B-11
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . B-12
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . . . . . B-12
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . . B-14
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . B-14
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . . B-15
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . B-16
Performance Information . . . . . . . . . . . . . . . . . . . . . . . B-16
Information About the Fund. . . . . . . . . . . . . . . . . . . . . . B-17
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Accountants . . . . . . . . . . . . . . . . B-17
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-18
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . B-19
Report of Independent Accountants . . . . . . . . . . . . . . . . . . B-26


                   INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


       The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Certain Portfolio Securities



       Money Market Instruments. The Fund may invest, in the circumstances described under "Description of the Fund - Management Policies" in the Fund's Prospectus, in the following types of money market instruments.



       U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.



       Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.



       Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.



       Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.



       Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.



       Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.



       Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's) or A-1 by Standard & Poor's Rating
Group, a division of The McGraw Hill Companies Inc. ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.



Management Policies



       Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.



       The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.



Investment Restrictions



       The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. The Fund may not:


        1. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

        2. Purchase securities of closed-end investment companies except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

        3. Purchase or sell real estate, real estate investment trust securities, real estate limited partnership interests, commodities or commodity contracts or oil, gas or other mineral exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

        4. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

        5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

        6. Lend any funds or other assets except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

        7. Act as an underwriter of securities of other issuers. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase illiquid securities, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

        8. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

        9.  Purchase, sell or write puts, calls or combinations thereof.

       10. Invest more than 25% of its assets in investments in any particular industry or industries other than the electric utility industry, which includes companies engaged in the production, transmission or distribution of electric energy, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       In addition to the investment restrictions adopted as fundamental policies set forth above, though not a fundamental policy, the Fund may not engage in arbitrage transactions, nor may it purchase warrants (excluding those acquired by the Fund in units or attached to securities), nor will the Fund sell securities short, but reserves the right to sell securities short against the box.

       Notwithstanding Investment Restriction Nos. 3 and 5, the Fund reserves the right to enter into futures contracts and options on futures contracts, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

       If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

       The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                      MANAGEMENT OF THE FUND

       Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Directors of the Fund


*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 1994, the Fund's distributor. From August 24, 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns and home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, Simmons Outdoor Corporation and Staffing Resources, Inc.
He is 52 years old and his address is 200 Park Avenue, New York, New York
10166.



*DAVID P. FELDMAN, Director.  Corporate Vice President-Investment
       Management of AT&T. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.



JACK R. MEYER, Director.  President and Chief Executive Officer of Harvard
       Management Company, an investment management company, since September
       1990.   For more than five years prior thereto, he was Treasurer and
       Chief Investment Officer of The Rockefeller Foundation. He is 50 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.



JOHN SZARKOWSKI, Director. Director Emeritus of Photography at The Museum of Modern Art. Consultant in Photography. He is 70 years old and his address is Bristol Road Box 221, East Chatham, New York 12060.



ANNE WEXLER, Director. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation and The New England Electric System, Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 65 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.



       For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.


       The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Director by the Fund for the fiscal year ended October 31, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:




                                          (3)                                       (5)
                     (2)                  Pension or           (4)                  Total Compensation
(1)                  Aggregate            Retirement Benefits  Estimated Annual     From Fund and
Name of Board        Compensation From    Accrued as Part of   Benefits Upon        Fund Complex
Member               Fund*                Fund's Expenses      Retirement           Paid to Board Member

Joseph S. DiMartino  $4,153               none                 none                 $445,000 (93)

David P. Feldman     $4,000               none                 none                 $ 85,631 (27)

Jack R. Meyer        $4,500               none                 none                 $ 21,875 (4)

John Szarkowski      $4,500               none                 none                 $ 21,875 (4)

Anne Wexler          $4,500               none                 none                 $ 26,329 (16)
____________________________
*  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $598 for all Directors as a group.


Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President and Chief Executive
       Officer and a Director of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
       General Counsel, Secretary and Clerk of the Distributor and an officer of other investment companies advised or administered by Dreyfus.
       From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an associate at Ropes & Gray. He is 31 years old.



ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
       General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 31 years old.


ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
       President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. She is 26 years old.


JOSEPH F. TOWER, III, Assistant Treasurer.  Senior Vice President,
       Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.



JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
       Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. He is 60 years old.


MARGARET PARDO, Assistant Secretary. Legal Assistant with the Distributor and an officer of other investment companies advised or administered by Dreyfus. From June 1992 to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as Program Coordinator at Physicians World Communications Group. She is 27 years old.


       The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


       Directors and officers of the Fund, as a group, owned less than 1% of the Fund's shares of Common Stock outstanding on December 22, 1995.



       The following persons are known by the Fund to own of record 5% or more of the Fund's outstanding voting securities on December 22, 1995:



Industry Advisory Board

       The Fund also has an Industry Advisory Board which routinely provides management of the Fund with information and data regarding the electric utility industry. The members of the Industry Advisory Board, together with information as to their principal business occupations during at least the last five years, are set forth below.

H. Peter Burg, Senior Vice President and Chief Financial Officer of Ohio Edison Company. His address is 76 South Main Street, Akron, Ohio 44308.

H. Lowell Davis, Vice Chairman and Chief Financial Officer of Potomac Electric Power Company. His address is 1900 Pennsylvania Avenue, N.W., Washington, D.C. 20068.

Gordon R. Smith, Vice President and Chief Financial Officer, since 1991, and Vice President, Finance and Rates, from 1987 to 1991, of Pacific Gas and Electric Company. His address is P.O. Box 770000, San Francisco, California 94177.

Russel E. Olson, Vice President--Finance and Treasurer of Puget Sound
       Power & Light Company. His address is P.O. Box 97034, Bellevue, Washington 98009.

W. L. Westbrook, Financial Vice President of The Southern Company. His address is 64 Perimeter Center East, Atlanta, Georgia 30346.



                       MANAGEMENT ARRANGEMENTS



       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."



       Management Agreement. Dreyfus provides management services pursuant to the Management Agreement (the "Management Agreement") dated November 13, 1995, with the Fund, which is subject (after May 14, 1997) to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders at a meeting held on November 3, 1995 and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Management Agreement, at a meeting held on August 9, 1995. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).



       The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottmann, Vice President-Retail Sales and Service; Mark N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C. Wickham, Vice President-Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.



       Dreyfus maintains office facilities on behalf of the Fund, and furnishes the Fund statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.



       Index Management Agreement. Mellon Equity provides investment advisory assistance and day-to-day management of the Fund's investments pursuant to the Index Management Agreement (the "Index Management Agreement") dated November 13, 1995 between Mellon Equity and Dreyfus. The Index Management Agreement is subject (after May 14, 1997) to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Mellon Equity, by vote cast in person at a meeting called for the purpose of voting on such approval. The Index Management Agreement was approved by shareholders on November 3, 1995, and was approved by the Fund's Board including a majority of Board members who are not "interested persons" of any party to the Index Management Agreement, at a meeting held on August 9, 1995. The Index Management Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by Mellon Equity on not less than 90 days' notice. The Index Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.



       The following persons are executive officers and/or directors of Mellon Equity: Phillip R. Roberts, Chairman of the Board; William P. Rydell, President and Chief Executive Officer; and W. Keith Smith, Director.



       Mellon Equity provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and approval of the Fund's Board. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions. Mellon Equity has agreed to pay for the custody services provided to the Fund by Boston Safe Deposit and Trust Company.



       Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus and/or Mellon Equity. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Mellon Equity or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder's reports and meetings, and any extraordinary expenses.



       As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .245 of 1% of the value of the Fund's average daily net assets. As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders.



       From December 6, 1991 to November 13, 1995, Wells Fargo Nikko Investment Advisers ("WFNIA") served as the Fund's index fund manager. Pursuant to prior index management agreements with WFNIA, the Fund agreed to pay a monthly fee at the annual rate of .10 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended October 31, 1993, 1994 and 1995, the index management fees payable to the prior index fund managers amounted to $79,485, $88,756 and $77,508, respectively. However, no index management fees were paid to the prior index fund managers pursuant to undertakings in effect.



       Prior to November 13, 1995, Dreyfus served as the Fund's administrator pursuant to an administration agreement with the Fund. As compensation for its administrative services, the Fund agreed to pay Dreyfus a monthly fee at the annual rate of .15 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended October 31, 1993, 1994 and 1995, the administrative fees payable to Dreyfus amounted to $119,228, $133,134 and $230,555, respectively. However, administrative fees were reduced by $72,895 for the fiscal year ended October 31, 1993, pursuant to an undertaking in effect.



       Dreyfus (and to a limited extent, Mellon Equity) have agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, and Dreyfus may deduct from the fees paid to Mellon Equity or Dreyfus and Mellon Equity will bear, such excess expense in proportion to their management fee and index management fee, to the extent required by state law. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.



       The aggregate of the fees payable to Dreyfus and Mellon Equity is not subject to reduction as the value of the Fund's net assets increase.



                           SHAREHOLDER SERVICES PLAN

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."


       The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The service provided may include personal services related to shareholder accounts, such an answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.



       A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan, and was last approved by the Directors at a meeting held on May 3, 1995. The Plan is terminable at any time by vote of a majority of Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan.



       For the fiscal year ended October 31, 1995, $193,681 was charged to the Fund under the Plan.



                           PURCHASE OF FUND SHARES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

       The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

       Transactions through Securities Dealers. In some states, banks or other financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


                            REDEMPTION OF FUND SHARES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."


       Wire Redemption Privilege. By using this Privilege, the investor authorizes Dreyfus Transfer, Inc. (the "Transfer Agent") to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.


       Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                 Transfer Agent's
       Transmittal Code                          Answer Back Sign

       144295                                    144295 TSSG PREP

       Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

       To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."

       Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

       Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities,brokerage charges would be incurred.

       Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

       Corporate Pension, Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

       Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

       A fee may be charged by the entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

       Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

       The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans, with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.


       The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.



                        DETERMINATION OF NET ASSET VALUE

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."


       Valuation of Portfolio Securities. The Fund's portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the index management fee (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.


       New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."


       Management of the Fund believes that the Fund qualified for the fiscal year ended October 31, 1995 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to continue to so qualify as long as such qualifications is in the best interests of its shareholders. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


       Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

       Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on the investment in an economic sense although taxable as stated in the Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

       Depending on the composition of the Fund's income, all or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company. The dividends received deduction for qualifying corporate shareholders may be further reduced if the shares of the Fund held by them with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than 46 days. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.


                           PORTFOLIO TRANSACTIONS


       The Advisers assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Advisers and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.



       For its portfolio securities transactions for the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid total brokerage commissions of $146,712, $67,988 and $157,957, respectively, none of which was paid to the Distributor. There were no spreads or concessions on principal transactions in fiscal 1993, 1994 and 1995.



                              PERFORMANCE INFORMATION

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."


       The Fund's average annual total return for the 1 and 3.904 year periods ended October 31, 1995 was 25.34% and 7.55%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.



       The Fund's total return for the period December 6, 1991 (commencement of operations) to October 31, 1995 was 32.95%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


       From time to time, advertising materials for the Fund may include reference to, or discussion of, the dividend income or growth history of the electric utility industry generally. From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analysis supporting such ratings.


                        INFORMATION ABOUT THE FUND

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

       Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

       The Fund will send annual and semi-annual financial statements to all its shareholders.



             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL


                        AND INDEPENDENT ACCOUNTANTS



       Dreyfus Transfer, Inc., a wholly owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02903, serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.



       Boston Safe Deposit and Trust Company (the "Custodian"), an indirect wholly-owned subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and serves as the custodian of the Fund. Under its Custody Agreement with the Fund, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. The Custodian's fees for its services to the Fund are paid by Mellon Equity.


       Neither the Transfer Agent nor the Custodian has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

       Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of Common Stock being sold pursuant to the Fund's Prospectus.

       Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019-6013, independent accountants, have been selected as auditors of the Fund.

                                     APPENDIX

       Description of S&P A-1 Commercial Paper Ratings:

       The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

       Description of Moody's Prime-1 Commercial Paper Ratings:

       The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.



Dreyfus Edison Electric Index Fund, Inc.
----------------------------------------------------------------------------
Statement of Investments                                    October 31, 1995

        Shares        Common Stocks--96.5%                       Value
        ------                                                -----------

        35,950        Allegheny Power System............      $   948,181
        56,950        American Electric Power...........        2,171,219
        16,100        Atlantic Energy...................          311,938
        45,100        Baltimore Gas & Electric..........        1,206,425
         6,500        Bangor Hydro Electric.............           76,375
         4,150        Black Hills.......................          104,269
        13,575        Boston Edison.....................          371,616
         3,825        CILCORP...........................          149,175
        10,300        CIPSCO............................          377,238
        25,950        CMS Energy........................          716,869
        47,600        Carolina Power & Light............        1,558,900
        44,225        Centerior Energy..................          442,250
        58,650        Central & South West..............        1,568,888
         4,975        Central Hudson Gas &
                        Electric........................          152,359
         6,650        Central Louisiana Electric........          178,719
         9,375        Central Maine Power...............          130,078
         5,800        Central Vermont Public Service....           78,300
        47,698        CiNergy...........................        1,353,431
         2,975        Commonwealth Energy Systems.......          126,066
        71,950        Consolidated Edison...............        2,185,481
        32,500        DPL...............................          771,875
        24,225        DQE...............................          666,188
        17,725        Delmarva Power & Light............          389,950
        44,950        Detroit Edison....................        1,517,063
        53,125        Dominion Resources................        2,111,719
        62,750        Duke Power........................        2,808,063
         3,576        ESELCO............................           86,271
         5,800        Eastern Utilities Association.....          136,300
        46,924(a)     El Paso Electric..................           17,362
         4,500        Empire District Electric..........           82,688
        69,716        Entergy...........................        1,986,906
        56,675        FPL Group.........................        2,373,266
        28,412        Florida Progress..................          941,148
        35,575        General Public Utilities..........        1,111,719
         2,875        Green Mountain Power..............           78,344
         8,800        Hawaiian Electric Industries......          343,200
        40,150        Houston Industries................        1,861,956
         8,450        IES Industries....................          224,981
        11,375        IPALCO Enterprises................          419,453
        11,150        Idaho Power.......................          309,413
        23,050        Illinova..........................          654,044

         2,950        Interstate Power..................      $    85,550
        11,400        KU Energy.........................          337,725
        18,800        Kansas City Power & Light.........          467,650
         9,950        LG&E Energy.......................          412,925
        35,625        Long Island Lighting..............          605,625
         8,525        MDU Resources Group...............          180,091
         3,075        Madison Gas & Electric............          101,475
         3,275        Maine Public Service..............           76,144
        30,444        MidAmerican Energy................          487,104
         9,400        Minnesota Power & Light...........          269,075
        15,875        Montana Power.....................          361,156
        20,075        NIPSCO Industries.................          732,738
        13,575        Nevada Power......................          296,953
        19,825        New England Electric System.......          773,175
        21,350        New York State Electric & Gas.....          539,088
        43,725        Niagara Mohawk Power..............          470,044
        37,950        Northeast Utilities...............          939,263
        20,700        Northern States Power.............          978,075
         3,050        Northwestern Public Service.......           80,825
        46,625        Ohio Edison.......................        1,066,547
        12,275        Oklahoma Gas & Electric...........          491,000
         4,025        Orange/Rockland Utilities.........          141,378
         3,225        Otter Tail Power..................          110,456
        67,925        PECO Energy.......................        1,986,806
        46,425        Pennsylvania Power &
                        Light...........................        1,044,563
       130,125        Pacific Gas & Electric............        3,822,422
        86,975        PacifiCorp........................        1,641,653
        26,575        Pinnacle West Capital.............          730,813
        15,025        Portland General..................          407,553
        35,775        Potomac Electric Power............          894,375
        18,250(a)     Public Service Co. of Colorado....          622,781
        12,400        Public Service Co. of
                        New Mexico......................          207,700
        74,975        Public Service Enterprise
                        Group...........................        2,202,391
        19,125        Puget Sound Power &
                        Light...........................          435,094
        11,050        Rochester Gas & Electric..........          259,675
        28,400        SCANA.............................          720,650
       136,600        SCEcorp...........................        2,322,200
         2,425        St. Joseph Light & Power..........           76,388

Dreyfus Edison Electric Index Fund, Inc.
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

        Shares        Common Stocks (continued)                  Value
        ------                                                -----------

        35,525        San Diego Gas & Electric..........      $   825,956
         8,575        Sierra Pacific Resources..........          200,441
       204,150        Southern..........................        4,874,081
         4,683        Southern Indiana Gas &
                        Electric........................          158,051
        12,350        Southwestern Public Service.......          406,006
        35,250        TECO Energy.......................          832,781
         4,325        TNP Enterprises...................           78,391
        69,175        Texas Utilities...................        2,542,181
        47,050        Tucson Electric Power.............          141,150
         9,550        UGI...............................          200,550
         3,788        UNITIL............................           73,392
        65,750        Unicom............................        2,153,312
        31,175        Union Electric....................        1,215,824
         4,175        United Illuminating...............          158,649
         4,050        Upper Peninsula Power.............           78,468
        13,375        UtiliCorp United..................          386,202

         9,125        WPL Holdings......................      $   278,312
         7,175        WPS Resources.....................          223,321
        16,650        Washington Water Power............          287,212
        18,699        Western Resources.................          628,753
        32,512        Wisconsin Energy..................          959,103
                                                              -----------
                      TOTAL COMMON STOCKS
                        (cost $74,119,229)..............      $77,180,948
                                                              ===========

  Principal
   Amount             SHORT-TERM INVESTMENTS--3.2%
  --------
                      U.S.Treasury Bill:
$2,619,000            5 1/4%, 1/18/96
                        (cost $2,585,729)...............      $ 2,585,729
                                                              ===========

TOTAL INVESTMENTS
  (cost $76,704,958).......................        99.7%      $79,766,677
                                                  ======      ===========
CASH AND RECEIVABLES (NET).................          .3%      $   226,068
                                                  ======      ===========
NET ASSETS.................................       100.0%      $79,992,745
                                                  ======      ===========


Note to Statement of Investments;
(a) Non-income producing.

                      See notes to financial statements.



Dreyfus Edison Electric Index Fund, Inc.
--------------------------------------------------------------------------
Statement of Assets and Liabilities                    October 31, 1995

ASSETS:
    Investments in securities, at value
      (cost $76,704,958)--see statement.....................................                               $79,766,677
    Cash....................................................................                                       879
    Dividends receivable....................................................                                   261,768
    Receivable for subscriptions to Common Stock............................                                    57,286
    Prepaid expenses........................................................                                    55,455
                                                                                                          ------------
                                                                                                            80,142,065
LIABILITIES:
    Due to Wells Fargo Nikko Investment Advisors............................                   $26,973
    Due to Wells Fargo Institutional Trust Company, N.A. ...................                    16,041
    Due to The Dreyfus Corporation..........................................                     9,941
    Accrued expenses........................................................                    96,365         149,320
                                                                                               -------    ------------
NET ASSETS..................................................................                               $79,992,745
                                                                                                          ------------
                                                                                                          ------------
REPRESENTED BY:
    Paid-in capital.........................................................                               $86,467,660
    Accumulated undistributed investment income-net.........................                                   139,863
    Accumulated net realized (loss) on investments..........................                                (9,676,497)
    Accumulated net unrealized appreciation on investments--Note 3..........                                 3,061,719
                                                                                                          ------------
NET ASSETS at value applicable to 6,024,970 shares outstanding
    (200 million shares of $.001 par value Common Stock authorized).........                               $79,992,745
                                                                                                          ============
NET ASSET VALUE, offering and redemption price per share
    ($79,992,745 / 6,024,970)...............................................                                    $13.28
                                                                                                               =======

               See notes to financial statements.


Dreyfus Edison Electric Index Fund, Inc.
---------------------------------------------------------------------------
Statement of Operations                       year ended October 31, 1995
INVESTMENT INCOME:
    Income:
      Cash dividends........................................................            $  5,105,863
      Interest..............................................................                 102,499
                                                                                        ------------
          Total Income......................................................                           $  5,208,362
    Expenses:
      Index management fee--Note 2(a).......................................                    77,508
      Administration fee--Note 2(a).........................................                   116,173
      Shareholder servicing costs--Note 2(b)................................                   230,555
      Custodian fees........................................................                    87,725
      Professional fees.....................................................                    45,090
      Registration fees.....................................................                    23,880
      Directors' fees and expenses--Note 2(c)...............................                    22,149
      Prospectus and shareholders' reports..................................                     7,176
      Organization expenses.................................................                     4,759
      Miscellaneous.........................................................                     1,178
                                                                                        --------------
          Total Expenses....................................................                                   616,193
                                                                                                          ------------
          INVESTMENT INCOME-NET.............................................                                 4,592,169

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments--Note 3..............................               $(8,325,383)
    Net unrealized appreciation on investments..............................                19,716,286
                                                                                                          ------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                11,390,903
                                                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                               $15,983,072
                                                                                                          ============

                     See notes to financial statements.


Dreyfus Edison Electric Index Fund, Inc.
---------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                                                           Year ended October 31,
                                                                                  --------------------------------------
                                                                                       1994                    1995
                                                                                  --------------          --------------
OPERATIONS:
    Investment income-net.............................................            $    5,021,825          $    4,592,169
    Net realized (loss) on investments................................                (1,108,323)             (8,325,383)
    Net unrealized appreciation (depreciation) on investments for the year           (23,241,389)             19,716,286
                                                                                  --------------           -------------
      Net Increase (Decrease) In Net Assets Resulting From Operations.               (19,327,887)             15,983,072
                                                                                  --------------           -------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................                (4,973,199)             (4,763,996)
    Net realized gain on investments..................................                (1,583,630)              --
                                                                                  --------------           -------------
      Total Dividends.................................................                (6,556,829)             (4,763,996)
                                                                                  --------------           -------------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................                21,670,447              79,514,068
    Dividends reinvested..............................................                 6,267,926               4,392,768
    Cost of shares redeemed...........................................               (48,302,007)            (86,720,047)
                                                                                  --------------           -------------
      (Decrease) In Net Assets From Capital Stock Transactions........               (20,363,634)             (2,813,211)
                                                                                  --------------           -------------
        Total Increase (Decrease) In Net Assets.......................               (46,248,350)              8,405,865

NET ASSETS:
    Beginning of year.................................................               117,835,230              71,586,880
                                                                                  --------------           -------------
    End of year (including undistributed investment income-net:
      $311,690 in 1994 and $139,863 in 1995)..........................             $  71,586,880           $  79,992,745
                                                                                  ==============           =============

                                                                                       Shares                 Shares
                                                                                  --------------           -------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                 1,734,060               6,573,543
    Shares issued for dividends reinvested............................                   509,209                 367,523
    Shares redeemed...................................................                (3,914,083)             (7,266,122)
                                                                                  --------------           -------------
      Net (Decrease) In Shares Outstanding............................                (1,670,814)               (325,054)
                                                                                  ==============           =============

                        See notes to financial statements.

Dreyfus Edison Electric Index Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights

    Reference is made to page 3 of the Fund's Prospectus, dated March 1, 1996.

Dreyfus Edison Electric Index Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Wells Fargo Nikko Investment Advisors ("WFNIA") serves as the Fund's index manager. Wells Fargo Investment Advisors ("WFIA") and a subsidiary of The Nikko Securities Co., Ltd. ("Nikko") each own 50% of WFNIA. Wells Fargo Institutional Trust Company, N.A. ("WFITC"), an affiliate of WFNIA, is the custodian of the Fund's investments. The Dreyfus Corporation ("Dreyfus") serves as the Fund's administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    Effective November 13, 1995, Dreyfus will serve as the Fund's manager and Mellon Equity Associates, an affiliate of Dreyfus ("Mellon Equity"), will serve as the Fund's index manager. In addition, Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, will serve as the Fund's custodian.

    (a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value.

    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain, if any, can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $4,075,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, $512,000 of the carryover expires in fiscal 2002 and $3,563,000 of the carryover expires in fiscal 2003.

Dreyfus Edison Electric Index Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2-Management Fee, Administration Fee and Other Transactions with
Affiliates:

    (a) Fees paid by the Fund pursuant to the provisions of an Index Management Agreement with WFNIA and an Administration Agreement with Dreyfus are payable monthly. WFNIA and Dreyfus receive annual fees of .10 of 1% and
 .15 of 1%, respectively, of the average daily value of the Fund's net assets. The agreements further provide that if the aggregate expenses of the Fund, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to each of WFNIA and Dreyfus, or WFNIA and Dreyfus will bear, in the same proportion as in the agreements, the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended October 31, 1995.

    In addition, WFITC earned $87,725 for custodian services provided to the Fund.

    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
 During the year ended October 31, 1995, the Fund was charged an aggregate of $193,681 pursuant to the Shareholder Services Plan.

    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-Securities Transactions:

    The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 1995 amounted to $45,451,679 and $50,092,732, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $3,061,719,consisting of $4,154,156 gross unrealized appreciation and $1,092,437 gross unrealized depreciation.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Edison Electric Index Fund, Inc.
------------------------------------------------------------------------------
Report of Independent Accountants

To the Shareholders and Board of Directors of Dreyfus Edison Electric Index Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of Dreyfus Edison Electric Index Fund, Inc. (the Fund), including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from December 6, 1991 (commencement of operations) to October 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Edison Electric Index Fund, Inc., at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                      COOPERS & LYBRAND L.L.P.

New York, New York
December 18, 1995



                  DREYFUS EDISON ELECTRIC INDEX FUND, INC.


                          PART C. OTHER INFORMATION
                          _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement


                Condensed Financial Information for the period from December 6, 1991 (commencement of operations) to October 31, 1992 and for the fiscal years ended October 31, 1993, 1994 and 1995.


                Included in Part B of the Registration Statement:


                     Statement of Investments--October 31, 1995.



                     Statement of Assets and Liabilities--October 31, 1995.



                     Statement of Operations--year ended October 31, 1995.



                     Statement of Changes in Net Assets--For the fiscal years ended October 31, 1994 and 1995.


                     Notes to Financial Statements.


                     Report of Independent Auditors dated December 18, 1995.









Schedule Nos. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in Part B of the Registration Statement.

Item 24.   Financial Statements and Exhibits. - List (continued)
_______    ______________________________________________________

  (b)      Exhibits:

  (1)      Articles of Incorporation is incorporated by reference to Exhibit
           (1) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on February 8, 1994.

  (2) By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on February 8, 1994.


  (5)(a)   Management Agreement.



  (5)(b)   Index Management Agreement.



  (6)      Distribution Agreement is incorporated by reference to Exhibit
           (6) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on December 29, 1994.


  (8) Custody Agreement is incorporated by reference to Exhibit (8) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 26, 1991.


  (9)      Shareholder Services Plan is incorporated by reference to Exhibit
           (9) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on December 29, 1994.


  (10) Opinion and consent of Stroock & Stroock & Lavan dated June 24, 1991 is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on February 8, 1994.

  (11)     Consent of Coopers & Lybrand L.L.P., Independent Auditors.




 Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

           Other Exhibits
           ______________

                (a) Powers of Attorney of the Directors and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on December 29, 1994.

                (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on December 29, 1994.


Item 25.   Persons Controlled by or under Common Control with Registrant.

           Not Applicable

Item 26.   Number of Holders of Securities.

            (1)                              (2)


                                                Number of Record
         Title of Class                  Holders as of December 22, 1995

         Shares of Common Stock
         par value $.001  per share                 _____



Item 27.    Indemnification

         The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 26, 1991.


         Reference is also made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1a, filed on December 29, 1994.




Item 28(a).    Business and Other Connections of Investment Adviser.
_______        ____________________________________________________



               The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



Item 28(a).    Business and Other Connections of Investment Adviser
               (continued)
________       ___________________________________________________________



               Officers and Directors of Investment Adviser
               ____________________________________________




Name and Position
with Dreyfus                  Other Businesses
_________________             ________________



MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.



FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067



ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**



LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund



JULIAN M. SMERLING            None
Director



DAVID B. TRUMAN               Educational consultant;
Director                      Past President of the Russell Sage Foundation
                                   230 Park Avenue
                                   New York, New York 10017;
                              Past President of Mount Holyoke College
                                   South Hadley, Massachusetts 01075;




DAVID B. TRUMAN               Former Director:
(cont'd) Student Loan Marketing Association 1055 Thomas Jefferson Street, N.W. Washington, D.C. 20006;
                              Former Trustee:
                                   College Retirement Equities Fund
                                   730 Third Avenue
                                   New York, New York 10017



HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York



W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405



CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****
Operating Officer                  The Boston Company*****
and Director                  Deputy Director:
                                   Mellon Trust****
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****
                              President:
                                   Boston Safe Deposit and Trust Company*****





STEPHEN E. CANTER             Former Chairman and Chief Executive Officer:
Vice Chairman and                  Kleinwort Benson Investment Management
Chief Investment Officer,               Americas Inc.*
and a Director                Director:
                                   The Dreyfus Trust Company++



LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****
                                   Laurel Capital Advisors****
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.****
                                   Boston Safe Deposit & Trust*****



PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081



BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*



DIANE M. COFFEY               None
Vice President-
Corporate Communications



ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++



HENRY D. GOTTMANN             Executive Vice President:
Vice President-Retail              Dreyfus Service Corporation*;
Sales and Service             Vice President:
                                   Dreyfus Precious Metals, Inc.*



DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director, Vice President and Treasurer:
                                   Lion Management, Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*



JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting



WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109



KATHERINE C. WICKHAM          Formerly, Assistant Commissioner:
Vice President-               Department of Parks and Recreation of the
Human Resources                    City of New York
                                   830 Fifth Avenue
                                   New York, New York 10022



MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*



ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services



MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019



ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+




______________________________________


* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.




Item 28(b).    Business and Other Connections of Sub-Investment Adviser
________       ___________________________________________________________



          Registrant is fulfilling the requirement of this Item 28(b) to provide a list of the officers and directors of Mellon Equity Associates, the Registrant's sub-investment adviser (the "Sub-Adviser"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by the Sub-Adviser (SEC File No. 801-28692).



Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Cash Management Plus, Inc.
          16)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          17)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          18)  Dreyfus Florida Intermediate Municipal Bond Fund
          19)  Dreyfus Florida Municipal Money Market Fund
          20)  The Dreyfus Fund Incorporated
          21)  Dreyfus Global Bond Fund, Inc.
          22)  Dreyfus Global Growth, L.P. (A Strategic Fund)
          23)  Dreyfus GNMA Fund, Inc.
          24)  Dreyfus Government Cash Management
          25)  Dreyfus Growth and Income Fund, Inc.
          26)  Dreyfus Growth and Value Funds, Inc.
          27)  Dreyfus Growth Opportunity Fund, Inc.
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Equity Fund, Inc.
          33)  The Dreyfus/Laurel Funds, Inc.
          34)  The Dreyfus/Laurel Funds Trust
          35)  The Dreyfus/Laurel Tax-Free Municipal Funds
          36)  The Dreyfus/Laurel Investment Series
          37)  Dreyfus Life and Annuity Index Fund, Inc.
          38)  Dreyfus LifeTime Portfolios, Inc.
          39)  Dreyfus Liquid Assets, Inc.
          40)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          41)  Dreyfus Massachusetts Municipal Money Market Fund
          42)  Dreyfus Massachusetts Tax Exempt Bond Fund
          43)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          44)  Dreyfus MidCap Index Fund
          45)  Dreyfus Money Market Instruments, Inc.
          46)  Dreyfus Municipal Bond Fund, Inc.
          47)  Dreyfus Municipal Cash Management Plus
          48)  Dreyfus Municipal Money Market Fund, Inc.
          49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          52)  Dreyfus New Leaders Fund, Inc.
          53)  Dreyfus New York Insured Tax Exempt Bond Fund
          54)  Dreyfus New York Municipal Cash Management
          55)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          56)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          57)  Dreyfus New York Tax Exempt Money Market Fund
          58)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          59)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          60)  Dreyfus 100% U.S. Treasury Long Term Fund
          61)  Dreyfus 100% U.S. Treasury Money Market Fund
          62)  Dreyfus 100% U.S. Treasury Short Term Fund
          63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          64)  Dreyfus Pennsylvania Municipal Money Market Fund
          65)  Dreyfus Short-Intermediate Government Fund
          66)  Dreyfus Short-Intermediate Municipal Bond Fund
          67)  Dreyfus Short-Term Income Fund, Inc.
          68)  The Dreyfus Socially Responsible Growth Fund, Inc.
          69)  Dreyfus S&P Index Fund
          70)  Dreyfus Strategic Growth, L.P.
          71)  Dreyfus Strategic Income
          72)  Dreyfus Strategic Investing
          73)  Dreyfus Tax Exempt Cash Management
          74)  The Dreyfus Third Century Fund, Inc.
          75)  Dreyfus Treasury Cash Management
          76)  Dreyfus Treasury Prime Cash Management
          77)  Dreyfus Variable Investment Fund
          78)  Dreyfus-Wilshire Target Funds, Inc.
          79)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          80)  General California Municipal Bond Fund, Inc.
          81)  General California Municipal Money Market Fund
          82)  General Government Securities Money Market Fund, Inc.
          83)  General Money Market Fund, Inc.
          84)  General Municipal Bond Fund, Inc.
          85)  General Municipal Money Market Fund, Inc.
          86)  General New York Municipal Bond Fund, Inc.
          87)  General New York Municipal Money Market Fund
          88)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          89)  Premier Insured Municipal Bond Fund
          90)  Premier California Municipal Bond Fund
          91)  Premier Capital Growth Fund, Inc.
          92)  Premier Global Investing, Inc.
          93)  Premier GNMA Fund
          94)  Premier Growth Fund, Inc.
          95)  Premier Municipal Bond Fund
          96)  Premier New York Municipal Bond Fund
          97)  Premier State Municipal Bond Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Paul Prescott+            Vice President                     None


Elizabeth Bachman++       Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary



Margaret Pardo++          Legal Assistant                    Assistant
                                                             Secretary




Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.

 Item 30.    Location of Accounts and Records
            ________________________________


            1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671



            2.  Boston Safe Deposit and Trust Company
                One Boston Place
                Boston, Massachusetts 02108



            3.  Dreyfus Transfer, Inc.
                One American Express Plaza
                Providence, Rhode Island 02903


            4.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                  SIGNATURES
                                  __________



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of December, 1995.


                  DREYFUS EDISON ELECTRIC INDEX FUND, INC.


               BY:/s/ Marie E. Connolly*
                  Marie, E. Connolly, PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       Signatures                        Title                       Date
__________________________     ______________________________     __________



/s/Marie E. Connolly*          President and Treasurer (Principal  12/29/95
___________________________    Executive, Financial and Accounting
Marie E. Connolly              Officer)



/s/Joseph DiMartino*           Director, Chairman of the Board     12/29/95
___________________________
Joseph DiMartino



/s/David P. Feldman*           Director                            12/29/95
___________________________
David P. Feldman



/s/Jack R. Meyer*              Director                            12/29/95
_____________________________
Jack R. Meyer



/s/John Szarkowski*            Director                            12/29/95
_____________________________
John Szarkowski



/s/Anne Wexler*                Director                            12/29/95
_____________________________
Anne Wexler


*BY: /s/ Eric B. Fischman
     __________________________
     Eric B. Fischman,
     Attorney-in-Fact




                            EXHIBIT INDEX




ITEM          EXHIBIT                                                     PAGE


(5)(a)        Management Agreement.



(5)(b)        Index Management Agreement.


(11)          Consent of Coopers & Lybrand L.L.P., Independent Auditors.